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                                                                      EXHIBIT 21

                           PRIMEDIA INC. SUBSIDIARIES

                                                              JURISDICTION
                                                                   OF
NAME OF SUBSIDIARY                                            ORGANIZATION
------------------                                            ------------
About.com, Inc..............................................      DE
Adams/Intertec International, Inc...........................      DE
Adams/Laux Company, Inc.....................................      DE
AgriClick LLC...............................................      DE
Auto Dealer Services........................................      PA
Canadian Red Book, Inc......................................    Canada
Canoe & Kayak, Inc..........................................      DE
Channel One Communications Corporation......................      DE
Channel One Interactive, Inc................................      DE
Communications Concepts, Inc................................      NV
ConsumerClick Corp..........................................      DE
Content Commerce LP.........................................      DE
Cover Concepts Marketing Services, LLC......................      DE
CSK Publishing Company, Inc.................................      DE
Digibid LLC.................................................      DE
Distributech LLC............................................      DE
ENO Productions, Inc........................................      DE
Films For The Humanities & Sciences, Inc....................      DE
Game & Fish Publications, Inc...............................      DE
Go Lo Entertainment, Inc....................................      CA
GR8RIDE.com, Inc............................................      DE
Guias do Brasil Ltda........................................    Brazil
Haas Publishing Companies, Inc..............................      DE
Hacienda Productions, Inc...................................      DE
Horse & Rider, Inc..........................................      CA
HPC Brazil, Inc.............................................      DE
HPC do Brasil Ltda..........................................    Brazil
HPC Interactive, Inc........................................      DE
HPC Interactive, LLC........................................      DE
HSW Video LLC...............................................      DE
In New York LLC.............................................      DE
IndustryClick Corp..........................................      DE
IntelliChoice, Inc.,........................................      CA
Intermediate Holdco LLC.....................................      DE
Intertec Publishing (UK) Limited............................      UK
Kagan Asia Media Ltd........................................      UK
Kagan Media Appraisals, Inc.................................      CA
Kagan Seminars, Inc.........................................      CA
Kagan World Media, Inc......................................      DE
Kagan World Media Limited...................................      UK
Liberty Management Corp.....................................      DE
Liberty Productions Inc.....................................      DE
Low Rider Publishing Group, Inc.............................      CA

                                                                      EXHIBIT 21

                                                              JURISDICTION
                                                                   OF
NAME OF SUBSIDIARY                                            ORGANIZATION
------------------                                            ------------
McMullen Argus Publishing, Inc..............................      CA
Media Central Acquisition, LLC..............................      DE
Media Central IP Corp.......................................      DE
Media Central LLC...........................................      DE
Metro New York LLC..........................................      DE
Miramar Communications, Inc.................................      CA
New Car Shows, Inc..........................................      DE
PA Auto Dealers Association.................................      PA
Paul Kagan Associates, Inc. (fka PKA Acquisition Corp)......      DE
PRIMEDIA Business Magazines and Media Inc. (fka Intertec
  Publishing)...............................................      DE
PRIMEDIA California Digital Inc. (fka EMAP Digital USA).....      DE
PRIMEDIA Companies Inc......................................      DE
PRIMEDIA Digital Video Holdings LLC.........................      DE
PRIMEDIA Enterprises, Inc...................................      DE
PRIMEDIA Enthusiast Publications, Inc.......................      PA
PRIMEDIA Finance Shared Services, Inc.......................      DE
PRIMEDIA Holdings III, Inc..................................      DE
PRIMEDIA Information, Inc...................................      DE
PRIMEDIA International, Inc.................................      DE
PRIMEDIA Investment LLC.....................................      DE
PRIMEDIA Leisure Group Inc. (fka EMAP Inc.).................      DE
PRIMEDIA Magazine Finance, Inc..............................      DE
PRIMEDIA Magazines, Inc.....................................      DE
PRIMEDIA Membership Clubs Inc. (fka EMAP)...................      DE
PRIMEDIANet Inc.............................................      DE
PRIMEDIA Prism LLC..........................................      DE
PRIMEDIA Productions Dallas LLC (fka PRIMEDIA Digital Video
  LLC)......................................................      DE
PRIMEDIA Special Interest Publications, Inc.................      DE
PRIMEDIA Speciality Group (fka EMAP USA Inc.)...............      DE
PRIMEDIA TeenClick Corporation..............................      DE
PRIMEDIA Ventures, Inc......................................      DE
PRIMEDIA Workplace Learning LLC.............................      DE
PRIMEDIA Workplace Learning LP..............................      DE
PRIMEDIA Youth Entertainment LLC............................      DE
Pro Associates Inc..........................................      DE
Simba Information, Inc......................................      CT
The Virtual Flyshop, Inc....................................      CO
Westcott PRIMEDIA Limited...................................      UK
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